                                                                   EXHIBIT 10.2


                          LIVINGSTON ENTERPRISES, INC.
                             1994 STOCK OPTION PLAN

     I.  PURPOSES OF THE PLAN

         This 1994 Stock Option Plan is intended to promote the interests and success of Livingston Enterprises, Inc., a California corporation, by providing a method whereby eligible individuals who provide valuable services to the Company are offered incentives which will enable and encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

    II.  DEFINITIONS

         For the purposes of this Plan, the following definitions shall apply:

         A.  BOARD shall mean the Company's board of directors.

         B.  CODE shall mean the Internal Revenue Code of 1986, as amended.

         C. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

         D.  COMMON STOCK shall mean shares of the Company's common stock.

         E. COMPANY shall mean Livingston Enterprises, Inc., a California corporation, or any "Parent" or "Subsidiary" as defined in this Article II.

         F. CORPORATE TRANSACTION shall mean either of the following Shareholder-approved transactions to which the Company is a party:

             (i) a merger or consolidation in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         G. EMPLOYEE shall mean an individual who is in the employ of the Company, subject to the control and direction of the Company as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company shall not be sufficient to classify a Director as an "Employee."

         H. EXERCISE DATE shall mean the date on which the Company shall have received written notice of the Option exercise.

         I. FAIR MARKET VALUE per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

             (i) If the Common Stock is listed or admitted to trading on any Stock Exchange, or on the NASDAQ National Market System, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange, or as reported by the National Association of Securities Dealers through the NASDAQ National Market System. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then such Fair Market Value shall be determined in good faith by the Board after taking into account such factors as it deems appropriate.

         J. INCENTIVE OPTION shall mean an Option which satisfies the requirements of Code Section 422.

         K. NON-STATUTORY OPTION shall mean an Option not intended to meet the requirements of Code Section 422.

         L.  OPTION shall mean a Common Stock Option granted under this Plan.

         M. OPTIONEE shall mean an individual who receives a grant of an Option under this Plan.

         N. PARENT shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         O. PLAN shall mean this Livingston Enterprises, Inc., 1994 Stock Option Plan.

         P. SERVICE shall mean the provision of services to the Company by an individual in the capacity of an Employee, a non-employee member of the Board or a consultant or independent contractor.

         Q. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         R. SUBSIDIARY shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         S. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the company.

   III.  ADMINISTRATION OF THE PLAN

         A. The Plan is administered by the Board. Any or all administrative functions otherwise exercisable by the Board may, however, be delegated to a Committee. Members of such Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated.

         B. The Board shall have full power and authority (subject to the limitations herein) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan, and to make such determinations and interpretations in connection with the Plan and any outstanding Options, as it may deem necessary or advisable. Decisions of the Board are final and binding on all parties who have an interest in the Plan or any outstanding Option.

    IV.  ELIGIBILITY FOR OPTION GRANTS

         A. The persons eligible to receive Option grants under the Plan are as follows:

             (i)    Employees;

             (ii)   non-employee members of the Board;

             (iii)  consultants and other independent contractors.

         B. The Board shall have full authority to determine which eligible individuals are to receive Option grants under the Plan, the number of shares to be covered by each grant, the status of the granted Option as either an Incentive Option or a Non-Statutory Option, the time or times at which each Option is to become exercisable, the vesting schedule (if any) applicable to the Option shares, the form of stock option agreement utilized under the Plan and the maximum term for which the Option is to remain outstanding.

     V.  STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or re-acquired Common Stock. The maximum number of shares which may be issued over the term of the Plan shall not exceed 1,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Article V.

         B. Shares subject to outstanding Options shall be available for subsequent Option grants under the Plan to the extent (i) the Options expire or terminate for any reason prior to exercise in full or (ii) the Options are cancelled in accordance with the cancellation-regrant provisions of
Article IX of this Plan. All shares issued under this Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent Option grants.

         C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and
(ii) the number and/or class of securities and the exercise price per share in effect under each outstanding Option, in order to prevent the dilution or enlargement of benefits hereunder. Any such adjustments determined by the Board will be final, binding and conclusive.

    VI.  TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by action of the Board and may, at the Board's discretion, be either Incentive Options or Non-Statutory Options. Each granted Option shall be evidenced by a stock option agreement in the form approved by the Board, provided however, that each such stock option agreement shall comply with the terms and conditions specified below. Each stock option agreement evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Article VII.

         A.  EXERCISE PRICE

             1. The exercise price per share shall be fixed by the Board. In no event, however, shall the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the Option grant.

             2. If the individual to whom the Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

             3. The exercise price shall become immediately due upon exercise of the Option and shall, subject to the provisions of Article X and the agreement evidencing the grant, be payable in cash or check made payable to the Company.

         B. TERM AND EXERCISE OF OPTIONS Each Option granted under the Plan shall be exercisable, upon written notice, at such time or times, during such period and for such number of shares as shall be determined by the Board and set forth in the stock option agreement. However, no Option shall have a term in excess of ten (10) years measured from the grant date. The Option shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

         C.  EFFECT OF TERMINATION OF SERVICE

             1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any Options held by the Optionee at the time of cessation of Service, disability or death:

                 (a) Should the Optionee cease to remain in Service for any reason other than death or disability, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to the thirty (30) day period following the date of cessation of Service.

                 (b) Should such Service terminate by reason of disability, then the period during which each outstanding Option held by the Optionee is to remain exercisable shall be limited to the six (6) month period following the date of such cessation of Service.

                 (c) Should the Optionee die while holding on or more outstanding Options, then the period during which each such Option is to remain exercisable shall be limited to the twelve (12) month period following the date of the Optionee's death. During such period, the Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution.

                 (d) Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

                 (e) During the applicable post-Service exercise period, the Option may not be exercised in the aggregate for more than the number of vested shares for which the Option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be exercisable for any vested shares for which the Option has not been exercised. The Option shall, however, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any Option shares for which the Option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

             2. The Board shall have full power and authority to extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service, disability or death from the limited period in effect under subsection C.1 of this Article VI to such greater period of time as the Board shall deem appropriate; provided, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

         D. SHAREHOLDER RIGHTS Shareholder rights are only acquired only by an Optionee upon Optionee's exercise of the Option.

         E. RULE 16b-3 Options granted to persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
Section 16 with respect to Plan transactions.

   VII.  INCENTIVE OPTIONS

         The terms and conditions specified below are applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Article VII, all other provisions of the Plan are also applicable to Incentive Options. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory shall not be subject to these terms and conditions.

         A. EXERCISE PRICE The exercise price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of Fair Market Value on the date of grant.

         B. DOLLAR LIMITATION The aggregate Fair Market Value of the Common Stock (determined as of the respective date of grant) for which one (1) or more Options granted to any Employee under this Plan may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted. Should the applicable One Hundred Thousand Dollar ($100,000) limitation in fact be exceeded in any calendar year, then the Option shall nevertheless become exercisable for the excess number of shares in such calendar year as a Non-Statutory Option.

         C. 10% SHAREHOLDER. If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the Option term shall not exceed five
(5) years measured from the grant date.


  VIII.  CORPORATE TRANSACTIONS

         A. Upon the completion of a Corporate Transaction, each outstanding Option granted under this Plan shall immediately terminate and cease to be exercisable; except in the event, and to the extent, assumed by a successor corporation (or other entity).

         B. If the Plan (and all unexercised Options) terminates as a result of a Corporate Transaction, all Optionees entitled to exercise any vested but unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation or closing of the Corporate Transaction, to exercise the vested but unexercised portions of their Options.

         C. The Board and the board of directors of an assuming corporation (or other entity) may decide it to be in the best interests of the parties to have the Plan and all outstanding Options either: (1) continue, and assume Options heretofore granted in accordance with the terms herein or,
(2) substitute the outstanding Options, with appropriate adjustments as to the number and type of shares and exercise prices, with Options for the stock of the successor.

    IX.  CANCELLATION AND REGRANT OF OPTIONS

         The Board shall have the authority to effect, at any time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefore new Options under the Plan, covering the same or different numbers of shares of Common Stock, but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option; (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an Option grant to a 10% Shareholder; or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

     X.  LOANS

         A. The Board may assist any Optionee in the exercise of one or more Options granted to the Optionee by:

             (i) authorizing the extension of a loan from the Company to the Optionee, or

             (ii) permitting the Optionee to pay the exercise price in installments over a period of time.

         B. The terms of any loan or installment payment (including the interest rate and terms of repayment) shall be established by the Board in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. Any loan made to a consultant or other non-employee advisor, however, must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each Optionee may not exceed the sum of (i) the aggregate exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with such exercise.

    XI.  NO EMPLOYMENT OR SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee any right to continue in Service or remain an Employee for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason, with or without cause.

   XII.  TERMINATION AND AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to terminate, suspend, amend or modify the Plan in any or all respects whatsoever. No such termination, amendment or modification shall, however, without the consent of the Optionee's, adversely affect their rights and obligations under their outstanding Options. In addition, the Board shall not, without the approval of the Company's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Article V; (ii) materially modify the eligibility requirements for Option grants; or (iii) otherwise materially increase the benefits accruing to Option holders.

     B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan is approved by the Company's shareholders within twelve (12) months after the date the excess grants are first made.

  XIII.  EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan shall become effective when adopted by the Board, but no Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all Options previously granted under the Plan shall terminate and no further Options shall be granted. Subject to this limitation, the Board may grant Options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

     B. Unless sooner terminated in accordance with Articles VIII and/or XII, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date the Plan is adopted by the Board; or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Options granted under the Plan.

  XIV.  USE OF PROCEEDS

     Any cash proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan will be used for general corporate purposes.

  XV.  TAX ISSUES

     The Company makes no representations or warranties to Optionee concerning the Federal and/or state tax consequences of the exercise of an Option granted to Optionee, or the ultimate disposition of the Common Stock issued thereunder. Optionee understands that the applicable tax laws and regulations are subject to change, and it is Optionee's sole responsibility to consult a tax adviser before exercising an Option or disposing any Common Stock issued thereunder.

  XVI. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any Option hereunder and the issuance of Common Stock upon the exercise of any Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having applicable jurisdiction.

  XVII.  FINANCIAL REPORTS

     The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Option under the Plan, unless the Optionee is a key employee whose duties in connection with the Company assure such individual access to equivalent information.

XVIII.  CONDITIONS UPON ISSUANCE OF SHARES

     A. Shares of Common Stock will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange, upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     B. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     C. If the Employment of an Optionee is terminated for any reason (other than death, Permanent Disability or retirement in accordance with Company policy), the Company shall have the option, for a term of sixty (60) days after the expiration of the thirty (30) day exercise term following cessation of Optionee's Service (set forth in Article VI C.1(a) herein), to purchase for cash, or cancellation of indebtedness, all or any part of the Optionee's Common Stock issued pursuant to this Plan. The repurchase price to the Company shall be the higher of the exercise price or the Fair Market Value of the Common Stock as of the date of termination of employment. The Company repurchase rights set forth herein will not apply, and this paragraph will become void, upon the Company's securities becoming publicly traded.

                           LIVINGSTON ENTERPRISES, INC.
                             STOCK OPTION AGREEMENT

This Stock Option Agreement (the "Agreement") is made by and between Livingston Enterprises, Inc., a California corporation (the "Company"), and the individual whose name is set forth below ("Optionee").

WHEREAS, in recognition of the valuable services that Optionee provides to the Company, the Company desires to provide, and Optionee agrees to accept, the opportunity to purchase certain share amounts of the Company's Common Stock, as more fully set forth below; and

WHEREAS, the parties agree that this Option to purchase such shares shall be made in strict accordance with the terms and conditions contained in the "Livingston Enterprises, Inc. 1994 Stock Option Plan" (the "Plan"), the terms of which are fully incorporated by reference:

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I.  DEFINITIONS

All capitalized terms used in this Agreement shall be as defined in Article II of the Plan, or as otherwise additionally defined herein.

II.  IDENTIFYING INFORMATION

The following information describes the fundamental characteristics of this Option grant:

1. Optionee:

2. Type of Option (Incentive or Non-Statutory):

3. Date of Option Grant:

4. Number of Shares Optioned:

5. Exercise Price Per Share:

6. Vesting Commencement Date:

7. Option Expiration Date: August 31, 2004

III.  METHOD OF VESTING

This Option is not exercisable in any part until the one (1) year anniversary from the Vesting Commencement Date. At the time of the one (1) year anniversary from the Vesting Commencement Date, this Option may be exercised in the maximum amount of twenty percent (20%) of the total number of shares optioned. Thereafter, vesting will continue on a monthly basis, for the next forty-eight (48) months, at a rate of 1/48 per month, for the remaining eighty percent (80%) of the total number of shares optioned. In each case, the vesting will be rounded to the nearest whole share. Upon the expiration of five (5) years after the Vesting Commencement Date, this Option may be exercised as to all optioned shares for which it has not previously been exercised, until the expiration date of this Option Plan, whereupon the Option shall expire and may no longer be exercised.

IV.  OPTION EXERCISE PROCEDURE

To exercise this Option, Optionee must take the following actions:

1. Sign and deliver to the Secretary of the Company copies of the (i) "Exercise Notice" and (ii) "Investment Representation Statement," the forms of which are attached hereto;

2. Pay to the Company the aggregate Option exercise price for the number of shares of Common Stock purchased, in cash, or by check payable to "Livingston Enterprises, Inc."

The date of issuance of the Common Stock purchased under this Option will be effective as of the date of delivery of all of the foregoing items to the Company by Optionee. The Company will then promptly deliver to Optionee a stock certificate representing the fully paid and non-assessable shares purchased.

V.  OPTION TERMS AND CONDITIONS

Optionee agrees to comply with the following:

1. This Agreement and the issuance of the Common Stock contemplated hereunder, is made and granted pursuant to the Plan and is in all respects limited by and subject to the express terms and conditions of the Plan. All decisions made by the Company's board of directors with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

2. The exercise of this Option, and the issuance of the Common Stock thereby, shall be subject to compliance by the Company and Optionee with all applicable requirements of law, including but not limited to regulations of any stock exchange on which the Common Stock may be listed, and the applicable requirements of Federal and State securities laws.

3. This Option is non-transferable and non-assignable (other than by the laws of descent and distribution), and may be exercised only by Optionee during Optionee's lifetime.

4. Optionee will have no shareholder rights with respect to shares of Common Stock optioned until such shares are exercised as provided for herein.

5. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES TO OPTIONEE CONCERNING THE FEDERAL AND/OR STATE TAX CONSEQUENCES OF THE EXERCISE OF THIS OPTION OR THE ULTIMATE DISPOSITION OF THE COMMON STOCK ISSUED HEREUNDER BY OPTIONEE. OPTIONEE UNDERSTANDS THAT THE APPLICABLE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE, AND IT IS OPTIONEE'S SOLE AND EXCLUSIVE RESPONSIBILITY TO CONSULT AN INDEPENDENT TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING THE COMMON STOCK TO BE ISSUED HEREUNDER.

6. Nothing contained in this Agreement shall confer upon Optionee any right with respect to continuation of Employment or of a consultancy relationship with the Company, nor shall it be deemed to interfere in any way with the Company's right to terminate Optionee's employment or consultancy relationship at any time, for whatever reason.

7. The minimum lot of shares of Common Stock exercisable pursuant to this Option grant shall be one hundred (100) shares. In no event may this Option be exercised for any fractional shares.

VI.  COMPANY REPURCHASE RIGHTS

IN ACCORDANCE WITH ARTICLE XVIIIC OF THE PLAN, OPTIONEE AGREES THAT ALL SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS OPTION ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY UPON OPTIONEE'S CESSATION OF SERVICE WITH THE COMPANY.

VII.  GENERAL

This Agreement shall be construed and enforced by the laws of the State of California. If any provision is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision contained herein. The Plan and this Agreement constitute the entire agreement between Optionee and the Company with respect to the subject matter herein, and supersedes all prior and contemporaneous statements, writings or other communications. This Agreement shall not be modified except by way of a writing signed by both parties.

Optionee acknowledges receipt of a copy of the Plan and represents that he/she is familiar with the terms and provisions thereof, and has had the opportunity to obtain the advice of independent legal and tax counsel prior to executing this Option.

OPTIONEE

Signature:
          ----------------------------------

Date:
     ---------------------------------------

LIVINGSTON ENTERPRISES, INC.

By:
    ----------------------------------------

Name/Title:
            --------------------------------

Date:
      --------------------------------------

                          LIVINGSTON ENTERPRISES, INC.
                             STOCK OPTION AGREEMENT


This Stock Option Agreement (the "Agreement") is made by and between Livingston Enterprises, Inc., a California corporation (the "Company"), and the individual whose name is set forth below ("Optionee").

WHEREAS, in recognition of the valuable services that Optionee provides to the Company, the Company desires to provide, and Optionee agrees to accept, the opportunity to purchase certain share amounts of the Company's Common Stock, as more fully set forth below; and

WHEREAS, the parties agree that this Option to purchase such shares shall be made in strict accordance with the terms and conditions contained in the "Livingston Enterprises, Inc. 1994 Stock Option Plan" (the "Plan"), the terms of which are fully incorporated by reference;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I.   DEFINITIONS

All capitalized terms used in this Agreement shall be as defined in Article II of the Plan, or as otherwise additionally defined herein.

II.  IDENTIFYING INFORMATION

The following information describes the fundamental characteristics of this Option grant:

1.   Optionee:

2.   Type of Option (Incentive or Non-Statutory):

3.   Date of Option Grant:

4.   Number of Shares Optioned:

5.   Exercise Price Per Share:

6.   Vesting Commencement Date:

7.   Option Expiration Date August 31, 2004

III. METHOD OF VESTING

This Option is not exercisable in any part until the one (1) year anniversary from the Vesting Commencement Date. At the time of the one (1) year anniversary from the Vesting Commencement Date, this Option may be exercised in the maximum amount of twenty-five percent (25%) of the total number of shares optioned. Thereafter, vesting will continue on a monthly basis, for the next thirty-six
(36) months, at a rate of 1/36 per month, for the remaining seventy-five percent (75%) of the total number of shares optioned. In each case, the vesting will be rounded to the nearest whole share. Upon the expiration of four (4) years after the Vesting Commencement Date, this Option may be exercised as to all optioned shares for which it has not previously been exercised, until the expiration date of this Option Plan, whereupon the Option shall expire and may no longer be exercised.

IV.  OPTION EXERCISE PROCEDURE

To exercise this Option, Optionee must take the following actions:

1. Sign and deliver to the Secretary of the Company copies of the (i) "Exercise Notice" and (ii) "Investment Representation Statement," the forms of which are attached hereto;

2. Pay to the Company the aggregate Option exercise price for the number of shares of Common Stock purchased, in cash, or by check payable to "Livingston Enterprises, Inc."

The date of issuance of the Common Stock purchased under this Option will be effective as of the date of delivery of all of the foregoing items to the Company by Optionee. The Company will then promptly deliver to Optionee a stock certificate representing the fully paid and non-assessable shares purchased.

V.   OPTION TERMS AND CONDITIONS

Optionee agrees to comply with the following:

1. This Agreement and the issuance of the Common Stock contemplated hereunder, is made and granted pursuant to the Plan and is in all respects limited by and subject to the express terms and conditions of the Plan. All decisions made by the Company's board of directors with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

2. The exercise of this Option, and the issuance of the Common Stock thereby, shall be subject to compliance by the Company and Optionee with all applicable requirements of law, including but not limited to regulations of any stock exchange on which the Common Stock may be listed, and the applicable requirements of Federal and State securities laws.

3. This Option is non-transferable and non-assignable (other than by the laws of descent and distribution), and may be exercised only by Optionee during Optionee's lifetime.

4. Optionee will have no shareholder rights with respect to shares of Common Stock optioned until such shares are exercised as provided for herein.

5. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES TO OPTIONEE CONCERNING THE FEDERAL AND/OR STATE TAX CONSEQUENCES OF THE EXERCISE OF THIS OPTION OR THE ULTIMATE DISPOSITION OF THE COMMON STOCK ISSUED HEREUNDER BY OPTIONEE. OPTIONEE UNDERSTANDS THAT THE APPLICABLE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE, AND IT IS OPTIONEE'S SOLE AND EXCLUSIVE RESPONSIBILITY TO CONSULT AN INDEPENDENT TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING THE COMMON STOCK TO BE ISSUED HEREUNDER.

6. Nothing contained in this Agreement shall confer upon Optionee any right with respect to continuation of Employment or of a consultancy relationship with the Company, nor shall it be deemed to interfere in any way with the Company's right to terminate Optionee's employment or consultancy relationship at any time, for whatever reason.

7. The minimum lot of shares of Common Stock exercisable pursuant to this Option grant shall be one hundred (100) shares. In no event may this Option be exercised for any fractional shares.

VI.  COMPANY REPURCHASE RIGHTS

IN ACCORDANCE WITH ARTICLE XVIIIC OF THE PLAN, OPTIONEE AGREES THAT ALL SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS OPTION ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY UPON OPTIONEE'S CESSATION OF SERVICE WITH THE COMPANY.

VII. GENERAL

This Agreement shall be construed and enforced by the laws of the State of California. If any provision is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision contained herein. The Plan and this Agreement constitute the entire agreement between Optionee and the Company with respect to the subject matter herein, and supersedes all prior and contemporaneous statements, writings or other communications. This Agreement shall not be modified except by way of a writing signed by both parties.

Optionee acknowledges receipt of a copy of the Plan and represents that he/she is familiar with the terms and provisions thereof, and has had the opportunity to obtain the advice of independent legal and tax counsel prior to executing this Option.


OPTIONEE

Signature: _____________________________

Date: __________________________________


LIVINGSTON ENTERPRISES, INC.

By: ____________________________________

Name/Title: ____________________________

Date: __________________________________

                                 EXERCISE NOTICE

TO:       Corporate Secretary
          Livingston Enterprises, Inc.

FROM:     _______________________________(Optionee Name)

DATE:     _______________________________

Effective as of the date set forth above, I hereby elect to exercise an Option granted to me by the Company to purchase _____________ shares of the Company's Common Stock, in accordance with the terms contained in the Company's 1994 Stock Option Plan and my Stock Option Agreement.

Further, I hereby deliver to the Company the full option exercise price, in the amount of $ _______________.

Optionee Signature

By: _________________________

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE       :

COMPANY        :    LIVINGSTON ENTERPRISES, INC.

SECURITY       :    COMMON STOCK (the "Shares")

NO. OF SHARES  :

In connection with the purchase of the above-listed Common Stock, the undersigned Optionee represents to the Company the following:


          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring the Shares for investment for Optionee's own account only and not with the view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee understands that the Shares have not been registered under the Securities Act, that no market presently exists for the Shares, and that the Shares may not be sold or transferred unless and until registered under the Securities Act or unless, in the opinion of counsel, such transfer is exempt from the registration requirements of the Securities Act. Optionee further understands that it is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules (Section 260.141.11, Title 10, California Administrative Code), a copy of which will be provided to Optionee together with Optionee's stock certificate representing the Shares purchased.

          (c) Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have been issued in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

          (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ninety (90) days thereafter securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker" (as these terms are defined under the Exchange Act) and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker," and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated limitations stated therein, if applicable.

         (e) Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares of capital stock of the Company held by Optionee (other than those Shares included in the registration) without the prior written consent of the Company and the underwriters managing such initial underwritten public offering, for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided, however, that Optionee shall be relieved of the foregoing obligation in the event the officers and directors of the Company also agree to similar restrictions. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (f) Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or Federal securities laws:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

         (g) REFUSAL TO TRANSFER. The Company shall not be required to: (i) transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been transferred.

OPTIONEE


Signature: __________________________



Date: _______________________________

                                  SECTION 260.141.11
                       TITLE 10, CALIFORNIA ADMINISTRATIVE CODE

         260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

         (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

         (1)  to the issuer;

         (2)  pursuant to the order or process of any court;

         (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (5)  to holders of securities of the same class of the same issuer;

         (6)  by way of gift or donation inter vivos or on death;

         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the commissioner's written consent is obtained or under this rule not required;

         (10) by way of a sale qualified under Section 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (17) by the way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102;

providing that any such transfer is on the condition that certificate evidencing the security issued to such transferee shall contain the legend required by this section.

         (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                          2